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                                                                   EXHIBIT 10.18

                 AMENDMENT TO 401(K) PLAN DATED DECEMBER 3, 2001



RESOLVED, that the Company's 401(k) Plan be modified so that effective January 1, 2002 the:

     (a) Fidelity Freedom Fund 2040 be made available as an investment vehicle for participants;

     (b) Plan address be changed to 4600 North Beach Street, Haltom City, Texas 76137;

     (c) enrollment period be the first of any calendar month following the 90 day introductory period (subject to current plan limitations);

     (d) contribution by an employee of up to 100% of a bonus award be permitted (subject to Plan limitations), and

     (e) matching contribution by the Company be made to a participant only if 1000 hours of service has been worked during the year to which the match applies.



/s/ JOE HALLIGAN                                 /s/ DAVID A. LATTANZIO
------------------------                         -------------------------
Joseph Halligan                                  David A. Lattanzio
Chief Executive Officer                          Chief Financial Officer




/S/ TOM CALDERON
------------------------
Tom Calderon
Controller